SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: July 30, 1998
(Date of earliest event reported)

Commission File No. 333-15685-01

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, relating to the Depositor's, Mortgage Pass-Through Certificates, Series 1998-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                       06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                        10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

     On July 30, 1998, PaineWebber Mortgage Acceptance Corporation IV (the "Depositor") issued Mortgage Pass-Through Certificates, Series 1998-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-R, Class X, Class PO, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of approximately $247,997,172. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1998 (the "Pooling and Servicing Agreement") between the Depositor, Provident Funding Associates, L.P., as originator and servicer, and The Chase Manhattan Bank, as trustee, a copy of which is filed as an exhibit hereto. The Depositor's Mortgage Pass-Through Certificates, Series 1998-1, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of approximately $2,253,363 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Pooling and Servicing Agreement. The Certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is primarily comprised of one- to four-family residential mortgage loans (the "Mortgage Loans") and other related property. Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

     (EX-4)                   Pooling  and  Servicing  Agreement,  dated  as
                              of July 1,  1998, among   PaineWebber   Mortgage
                              Acceptance    Corporation   IV, Provident  Funding
                              Associates,  L.P.  and The  Chase  Manhattan Bank.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAINEWEBBER MORTGAGE ACCEPTANCE
                                            CORPORATION IV


July 30, 1998

                                            By:   /s/Ramesh Singh
                                                  -----------------
                                                  Ramesh Singh
                                                  Managing Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.       Description                                   Electronic(E)
-----------       -----------                                   -------------

(EX-4)            Pooling  and  Servicing  Agreement,                 E
                  dated  as of July 1, 1998, among
                  PaineWebber Mortgage Acceptance
                  Corporation IV, Provident Funding
                  Associates, L.P. and The Chase
                  Manhattan Bank.